This Prospectus is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.

ALLIANCE CAPITAL LOGO                                ALLIANCE VARIABLE PRODUCTS
                                                        SERIES FUND, INC.
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P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
TOLL FREE (800) 221-5672
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Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end se-
ries investment company designed to fund variable annuity contracts and vari-able life insurance policies to be offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios"), is one of which is described below. The Portfolios have differing investment objectives and policies.

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              A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES

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PREMIER GROWTH PORTFOLIO -- seeks growth of capital rather than current in-
come. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be inciden-tal to the objective of capital growth. The Portfolio is not intended for in-vestors whose principal objective is assured income or preservation of capi-tal.

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                             PURCHASE INFORMATION

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The Fund will offer and sell its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity con-tracts and variable life insurance policies. Sales will be made without sales charge at the Portfolio's per share net asset value. Further information can be obtained from Alliance Fund Services, Inc. at the address or telephone num-ber shown above.

An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.

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                            ADDITIONAL INFORMATION

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This Prospectus sets forth concisely the information which a prospective in-
vestor should know about the Fund and the Portfolio before applying for cer-tain variable annuity contracts and variable life insurance policies offered by participating insurance companies. It should be read in conjunction with the Prospectus of the separate account of the specific insurance product which accompanies this Prospectus. A "Statement of Additional Information" dated May 1, 1998, which provides a further discussion of certain areas in this Prospec-tus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the address or telephone number shown above.

(R) :This is a registered mark used under license from the owner, Alliance Capital Management L.P.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            PROSPECTUS/May 1, 1998
 Investors are advised to carefully read this Prospectus and to retain it for future reference.

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

                                                                       PREMIER
                                                                        GROWTH
                                                                      PORTFOLIO*
                                                                      ----------
  ANNUAL PORTFOLIO OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
    Management Fees.................................................     1.00%
    Other Expenses..................................................      .08%
                                                                         ----
    Total Portfolio Operating Expenses..............................     1.08%
                                                                         ====

--------
*Alliance Capital Management L.P. (the "Adviser") discontinued the expense re-imbursement effective May 1, 1998.

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Premier Growth Portfolio........................  $11     $34     $60     $132

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. The example should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

  The following information as to net asset value, ratios and certain supple-mental data for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon (referring to Financial Highlights) appears in the Statement of Additional In-formation. The following information should be read in conjunction with the fi-nancial statements and related notes included in the Statement of Additional Information. Further information about the Fund's performance is contained in the Fund's annual report, which is available without charge upon request.

                                          PREMIER GROWTH PORTFOLIO
                                  ---------------------------------------------
                                          YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------
                                    1997     1996     1995     1994      1993
                                  --------  -------  -------  -------   -------
Net asset value, beginning of
 year...........................  $  15.70  $ 17.80  $ 12.37  $ 12.79   $ 11.38
                                  --------  -------  -------  -------   -------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net investment income(a)(b)....       .04      .08      .09      .03       -0-
 Net realized and unrealized
  gain (loss) on investments....      5.27     3.29     5.44     (.41)     1.43
                                  --------  -------  -------  -------   -------
 Net increase (decrease) in net
  asset value from operations...      5.31     3.37     5.53     (.38)     1.43
                                  --------  -------  -------  -------   -------
LESS: DIVIDENDS AND DISTRIBU-
 TIONS
 Dividends from net investment
  income........................      (.02)    (.10)    (.03)    (.01)     (.01)
 Distributions from net realized
  gains.........................       -0-    (5.37)    (.07)    (.03)     (.01)
                                  --------  -------  -------  -------   -------
 Total dividends and distribu-
  tions.........................      (.02)   (5.47)    (.10)    (.04)     (.02)
                                  --------  -------  -------  -------   -------
 Net asset value, end of year...  $  20.99  $ 15.70  $ 17.80  $ 12.37   $ 12.79
                                  ========  =======  =======  =======   =======
TOTAL RETURN
 Total investment return based
  on net asset value(c).........     33.86%   22.70%   44.85%   (2.96)%   12.63%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted)......................  $472,326  $96,434  $29,278  $37,669   $13,659
 Ratio to average net assets of:
 Expenses, net of waivers and
  reimbursements................       .95%     .95%     .95%     .95%     1.18%
 Expenses, before waivers and
  reimbursements................      1.10%    1.23%    1.19%    1.40%     2.05%
 Net investment income(a).......       .21%     .52%     .55%     .42%      .22%
 Portfolio turnover rate........        27%      32%      97%      38%       42%
 Average commission rate
  paid(d).......................  $  .0541  $ .0609      -0-      -0-       -0-

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

                         DESCRIPTION OF THE PORTFOLIOS
INTRODUCTION TO THE FUND

The Fund was established as a corporation in Maryland. The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series each referred to as a "Portfolio." Because the Fund offers multiple Portfolios, it is known as a "series fund." Each Portfo-lio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.

A shareholder in a Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then cur-rent net asset value of that Portfolio represented by the redeemed shares. (See "Purchase and Redemption of Shares"). While the Fund has no present in-tention of doing so, the Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objec-tives.

The Fund currently has 19 Portfolios one of which, the Premier Growth Portfo-lio, is offered by this Prospectus.

The Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

It is conceivable that in the future it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest simultaneously in the Fund. Currently, however, the Fund does not foresee any disadvantage to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in re-sponse thereto.

The investment objectives and policies of the Portfolio are set forth below. There can be, of course, no assurance that the Portfolio will achieve its in-vestment objectives.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives and policies of the Portfolio determine the types of portfolio securities in which the Portfolio invests, and can be expected to affect the degree of risk to which the Portfolio is subject and the Portfo-lio's yield or return. The Portfolio's investment objectives cannot be changed without approval by the holders of a majority of such Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Act"). The Fund may change the Portfolio's investment policies that are not designated "fundamental policies" within the meaning of the Act upon notice to shareholders of the Portfolio, but without their approval. The types of portfolio securities in which the Portfolio may invest are described in greater detail below.

PREMIER GROWTH PORTFOLIO

General. The investment objective of the Premier Growth Portfolio is growth of capital by pursuing aggressive investment policies. Since investments are made based upon their potential for capital appreciation, current income is inciden-tal to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met. The Portfolio is therefore not intended for investors whose principal objective is assured income and conservation of capital.

The Portfolio invests predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully select-ed, high-quality U.S. companies that, in the judgment of Alliance Capital Man-agement L.P. (the "Adviser"), are likely to achieve superior earnings growth. Normally, about 40 companies are represented in the Portfolio's investment portfolio, with the 25 most highly regarded of these companies usually consti-tuting approximately 70% of the Portfolio's net assets. The Portfolio thus dif-fers from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

The Portfolio, under normal circumstances, invests at least 85% of the value of its total assets in the equity securities of U.S. companies. The Portfolio de-fines U.S. companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and
(ii) the equity securities of which are traded principally in the United States securities markets.

Within the investment framework described herein, Alfred Harrison, who heads the Adviser's "Large Cap Growth Group," is ultimately responsible for the in-vestment decisions for the Portfolio. In managing the Portfolio's assets, the Adviser's investment strategy emphasizes stock selection and investment in the securities of a limited number of issuers. As one of the largest multinational investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

The Adviser's analysts prepare their own earnings estimates and financial mod-els for each company followed. While each analyst has responsibility for fol-lowing companies in one or more identified sectors and/or industries, the lat-eral structure of the Adviser's research organization and constant communication among the analysts result in decision-making based on the rela-tive attractiveness of stocks among industry sectors.

The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company, indus-try and economic fundamentals. Research emphasis is placed on the identifica-tion of companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

The Adviser's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser relies heavily upon the fundamental analysis and research of its large internal re-search staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excel-lent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In the managing of the Portfolio's investment portfolio, the Adviser seeks to utilize market volatility judiciously (assuming no change in company fundamen-tals) to adjust the Portfolio's positions. The Portfolio strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase po-sitions on weaknesses and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully invested in equity securities and will not take significant cash positions for market timing pur-poses. Rather, during a market decline, while adding to positions in favored stocks, the Portfolio will tend to become somewhat more aggressive, gradually reducing somewhat the number of companies represented in the Portfolio's port-folio. Conversely, in rising markets, while reducing or eliminating fully val-ued positions, the Portfolio will tend to become somewhat more conservative, gradually increasing the number of companies represented in the Portfolio's portfolio. Through this "buying into declines" and "selling into strength," the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (i.e., the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies com-prising the "S&P 500" (Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity) based upon the aggregate performance of a selected portfolio of publicly traded stocks, including monthly adjustments to reflect the reinvestment of dividends and distributions.

The Portfolio intends to invest in special situations from time to time. A spe-cial situation arises when, in the opinion of the Portfolio's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by rea-son of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

Short Sales. The Premier Growth Portfolio may not sell securities short, except that it may make short sales "against the box." A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short with-out payment. Not more than 15% of the value of the Portfolio's net assets will be in deposits on short sales "against the box."

Puts and Calls. The Premier Growth Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof or similar options. The Portfolio may not write put options. The buyer of an option, upon payment of a premium obtains, in the case of a put option, the right to deliver to the writer of the option and, in the case of a call op-tion, the right to call upon the writer to deliver, a specified number of shares of a specified stock on or before a fixed date at a predetermined price.

Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price. A call written by the Portfolio will not be sold un-less the Portfolio at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to ac-quire the optioned securities, or (b) an offsetting call option on the same securities.

The Premier Growth Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securi-ties subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call op-tions written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

As noted, the Portfolio may also purchase and sell put and call options writ-ten by others, combinations thereof, or similar options, but the aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets. If an option is not so sold and is permitted to expire without being exercised, the Portfolio would suffer a loss in the amount of the premium paid by the Portfolio for the op-tion.

Options on Market Indices. The Portfolio may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a se-curity at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

OTHER INVESTMENT POLICIES AND TECHNIQUES

 REPURCHASE AGREEMENTS

The Portfolio may enter into agreements pertaining to U.S. Government Securi-ties.

A repurchase agreement arises when a buyer purchases a security and simultane-ously agrees to resell it to the vendor at an agreed-upon future date, nor-mally one day or a few days later. The resale price is greater than the pur-chase price, reflecting an agreed-upon interest rate. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investment of a longer-term nature. If a vendor de-faults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreement transac-tions.

 WRITING COVERED CALL OPTIONS

The Premier Growth Portfolio may write covered call options listed on one or more national securities exchanges. A call option gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to purchase from the writer of the option a specified number of shares of a spec-ified security on or before a fixed date, at a predetermined price. The Port-folio is permitted to write call options but may not do so unless it at all times during the option period owns the optioned securities, or securities convertible or carrying rights to acquire the optioned securities at no addi-tional cost. The Portfolio may not write covered call options in excess of 25% of the Portfolio's assets.

The Portfolio may terminate its obligation to the holder of an option written by it through a "closing purchase transaction." It may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Portfolio realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more or less than the premium received by it from writing the option. Although the writing of covered call options only on national securities exchanges in-creases the likelihood of the Portfolio being able to make closing purchase transactions, there is no assurance that the Portfolio will be able to effect closing purchase transactions at any particular time or at an acceptable price. The writing of covered call options could result in increases in the portfolio turnover of the Portfolio, especially during periods when market prices of the underlying securities appreciate.

 LOANS OF PORTFOLIO SECURITIES

The Premier Growth Portfolio may make secured loans of its portfolio securi-ties to brokers, dealers and financial institutions provided that cash, U.S. Government securities, other liquid high-quality debt securities or bank let-ters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, in-cluding the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfolio may invest any cash collateral in portfolio securi-ties, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Portfolio will have the right to regain record ownership of loaned securities to exer-cise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Each Portfolio may pay reason-able finders', administrative and custodial fees in connection with a loan. No more than 30% of the value of the assets of the Premier Growth Portfolio may be loaned at any time, nor will the Portfolio lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Advis-er.

 FOREIGN SECURITIES

The Premier Growth Portfolio may invest in listed and unlisted foreign securi-ties without limitation, although the Portfolio intends to invest at least 85% of the value of its total assets in the equity securities of American compa-nies. The Premier Growth Portfolio may convert U.S. Dollars into foreign cur-rency, but only to effect securities transactions on a foreign securities ex-change and not to hold such currency as an investment. The Portfolio may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.

To the extent that the Portfolio invests in foreign securities, consideration is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including with-holding taxes, changes in governmental administration or economic, taxation or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. Dollar value of the Portfolio's net assets and income attrib-utable to foreign securities. Costs are incurred in connection with conver-sions between various currencies held by a Portfolio. In addition, there may be substantially less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to ac-counting, auditing and financial reporting standards and requirements compara-ble to those of domestic issuers. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the as-sets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by re-statements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign bro-kerage commissions are generally higher than in the United States. Foreign se-curities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obliga-tions and could be subject to extended settlement periods.

 ILLIQUID SECURITIES

Subject to any more restrictive applicable investment policies, the Premier Growth Portfolio does not maintain more than 15% of its net assets in illiquid securities. For purposes of the Portfolio's investment objectives and policies and investment restrictions, illiquid securities include, among others, (a) di-rect placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Se-curities Act of 1933, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for pur-poses of this limitation. The Adviser monitors the liquidity of such securities under the supervision of the Board of Directors. See "Certain Fundamental In-vestment Policies." See the Statement of Additional Information for further discussion of illiquid securities.

 FIXED-INCOME SECURITIES

The value of the shares of the Premier Growth Portfolio that invests in fixed-income securities will fluctuate with the value of such investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising in-terest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio's portfolio will be unavoidable.

 SECURITIES RATINGS

The ratings of fixed-income securities by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rat-ing Co. ("Duff & Phelps") and Fitch IBCA, Inc. ("Fitch") are a generally ac-cepted barometer of credit risk. They are, however, subject to certain limita-tions from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated.

In addition, there may be varying degrees of difference in credit risk of se-curities within each rating category.

 DEFENSIVE POSITION

When business or financial conditions warrant, the Premier Growth Portfolio may assume a temporary defensive position and invest without limit in high grade fixed income securities or hold their assets in cash equivalents, in-cluding (i) short-term obligations of the U.S. Government and its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and in-terest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) commercial paper of prime quality rated A-1 or higher by S&P, D-1 or higher by Duff & Phelps, F1 or higher by Fitch or Prime-1 by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P, Duff & Phelps or Fitch or Aa or higher by Moody's.

 PORTFOLIO TURNOVER

The Portfolio turnover rate is set forth under "Financial Highlights." The portfolio turnover rate is greater than those of most other investment compa-nies. A high rate of portfolio turnover involves correspondingly greater bro-kerage and other expenses than a lower rate, which must be borne by the Port-folio and its shareholders. High portfolio turnover also may result in the re-alization of substantial net short-term capital gains.

YEAR 2000

Many computer software systems in use today cannot properly process date-re-lated information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Adviser, as well as Alliance Fund Distributors, Inc., the principal under-writer of the Fund's shares, and Alliance Fund Services, Inc., the Fund's reg-istrar, dividend disbursing agent, and transfer agent, have advised the Fund that they are reviewing all of their computer systems with the goal of modify-ing or replacing such systems prior to January 1, 2000, to the extent neces-sary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Fund and the Adviser have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies applicable to the Premier Growth Portfolio which may not be changed with respect to the Portfo-lio without the approval of the shareholders of the Portfolio. Certain of those fundamental investment policies are set forth below. For a complete listing of such fundamental investment policies, see the Statement of Addi-tional Information.

These fundamental investment policies provide that the Portfolio may not: (i) invest in securities of any one issuer (including repurchase agreements with any one en-tity) other than securities issued or guaranteed by the United States Govern-ment, if immediately after such purchases more than 5% of the value of its to-tal assets would be invested in such issuer, except that 25% of the value of the total assets of the Portfolio may be invested without regard to such 5% limitation; (ii) acquire more than 10% of any class of the outstanding securi-ties of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class); (iii) invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry); (iv) borrow money, except that the Portfolio may borrow money only for extraordinary or emergency pur-poses and then only in amounts not exceeding 15% of its total assets at the time of borrowing; (v) mortgage, pledge or hypothecate any of its assets, ex-cept as may be necessary in connection with permissible borrowings described in paragraph (iv) above (in an aggregate amount not to exceed 15% of total as-sets of the Portfolio); (vi) invest in illiquid securities if immediately af-ter such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities; or (vii) invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days.

In addition, the Fund has adopted an investment policy, which is not desig-nated a "fundamental policy" within the meaning of the Act, of intending to have the Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

DIRECTORS

John D. Carifa, Chairman and President, is President and Chief Operating Offi-cer and a Director of Alliance Capital Management Corporation ("ACMC"), the sole general partner of the Adviser, with which he has been associated since prior to 1993.

Ruth Block was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States since prior to 1993. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas)

David H. Dievler was formerly a Senior Vice President of ACMC, with which he had been associated since prior to 1993. He is currently an independent con-sultant.

John H. Dobkin has been the President of Historic Hudson Valley (historic preserva-

tion) since prior to 1993. Previously, he was Director of the National Academy of Design.

William H. Foulk, Jr. is an investment advisor and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered in-vestment adviser, with which he had been associated since prior to 1993.

Dr. James M. Hester is President of the Harry Frank Guggenheim Foundation. He was formerly President of New York Univer-sity, The New York Botanical Garden and Rector of the United Nations University.

Clifford L. Michel is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is President, Chief Executive Officer and a Director of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining).

Donald J. Robinson was formerly a senior partner and a member of the Executive Committee in the law firm of Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm.

ADVISER

Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partner-ship with principal offices at 1345 Avenue of the Americas, New York, New York 10105 has been retained under an investment advisory agreement (the "Investment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Fund's Portfolios subject to the general supervision and control of the Board of Directors of the Fund. The employee of the Adviser principally responsible for the Premier Growth Portfolio's investment program since its inception is Alfred Harrison, who is Vice Chairman of ACMC, with which he has been associated since prior to 1993.

The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling more than $218 billion (of which approximately $85 billion represented the assets of investment compa-nies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Ad-viser comprising 122 separate investment portfolios currently have over three million shareholder accounts. As of December 31, 1997, the Adviser was retained as an investment manager for employee benefit plan assets of 31 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equita-ble Life Assurance Society of the United States ("Equitable"), one of the larg-est life insurance companies in the United States and a wholly owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in the Statement of Additional Information under "Management of the Fund."

The Adviser provides investment advisory services and order placement facili-ties for each of the Fund's Portfolios and pays all compensation of Directors and offi-cers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

EXPENSES OF THE FUND

In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Fund pays certain other costs including (a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, accounting and other office costs, (e) costs of printing the Fund's prospectuses and shareholder reports, (f) cost of maintaining the Fund's ex-istence, (g) interest charges, taxes, brokerage fees and commissions, (h) costs of stationery and supplies, (i) expenses and fees related to registra-tion and filing with the Commission and with state regulatory authorities, and
(j) cost of certain personnel of the Adviser or its affiliates rendering cler-ical, accounting and other services to the Fund.

As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Investment Advisory Agreement, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by its affiliates; in such event, the services are provided to the Fund at cost and the payments specifically ap-proved in advance by the Fund's Board of Directors.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

Shares of the Premier Growth Portfolio of the Fund are offered on a continuous basis directly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Principal Underwriter, to the separate accounts of certain life insurance com-panies without any sales or other charge, at the Portfolio's net asset value, as described below. The separate accounts of insurance companies place orders to purchase shares of the Portfolio based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies which are funded by shares of the Portfolio. The Fund re-serves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Individuals may not place orders directly with the Fund. See the Pro-spectus of the separate account of the participating insurance company for more information on the purchase of Portfolio shares.

The public offering price of the Portfolio's shares is its net asset value. The per share net asset value of the Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares. The Fund's per share net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday exclusive of days on which the Exchange is closed (most national holidays and Good Friday). For purposes of this computa-tion, the securities in the Portfolio are valued at its current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accu-rately reflect fair market value. Portfolio securities may also be valued on the basis of prices provided by a pricing service when such prices are be-lieved by the Adviser to reflect the fair market value of such securities.

REDEMPTION OF SHARES

An insurance company separate account may redeem all or any portion of the shares of the Portfolio in its account at any time at the net asset value per share of the Portfolio next determined after a redemption request in proper form is furnished to the Fund or the Principal Underwriter. Any certificates representing shares being redeemed must be submitted with the redemption re-quest. Shares redeemed are entitled to earn dividends, if any, up to and in-cluding the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be post-poned for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by the Portfolio is not reasonably practicable or as a re-sult of which it is not reasonably practicable for the Fund fairly to deter-mine the value of the Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

--------------------------------------------------------------------------------
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Premier Growth Portfolio will declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Portfolio.

The Premier Growth Portfolio qualified and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If so qualified, the Portfolio will not be subject to Federal income or excise taxes on its investment company taxable income and net capital gains to the extent such investment company taxable income and net capital gains are distributed to the separate accounts of insurance compa-nies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable when left to accumulate within a variable annuity (other than an annuity interest owned by a person who is not a natural person) or variable life insurance contract. Distributions of net investment income and net short-term capital gain will be treated as ordinary income and distributions of net long-term capital gain will be treated as long-term capital gain in the hands of the insurance companies.

Investment income received by the Portfolio from sources within foreign coun-tries may be subject to foreign income taxes withheld at the source. Provided that certain Code requirements are met, the Portfolio may "pass through" to its shareholders credits or deductions for foreign income taxes paid.

Section 817(h) of the Code requires that the investments of a segregated asset ac-count of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally af-forded holders of annuities or life insurance policies under the Code. The De-partment of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated in-vestment company. The Premier Growth Portfolio plans to satisfy these condi-tions at all times so that the shares of the Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

For information concerning federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the or-ders for portfolio transactions for the Fund. Portfolio transactions for the Premier Growth Portfolio are normally effected by brokers.

The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing or-ders, it is the policy of the Fund to obtain the best price and execution for its transactions. Consistent with the objective of obtaining best execution, the Fund may use brokers and dealers who provide research, statistical and other information to the Adviser.

There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National Associ-ation of Securities Dealers, Inc., and subject to seeking best price and execu-tion, the Fund may consider sales of shares of the Fund as a factor in the se-lection of brokers and dealers to enter into portfolio transactions with the Fund.

The Fund may from time to time place orders for the purchase or sale of securi-ties on an agency basis with Donaldson, Lufkin & Jenrette Securities Corpora-tion, an affiliate of the Adviser, and with brokers which may have their trans-actions cleared or settled, or both, by the Pershing Division of Donaldson, Lufkin and Jenrette Securities Corporation, for which Donaldson, Lufkin and Jenrette Securities Corporation may receive a portion of the brokerage commis-sion. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin & Jenrette Securities Corpo-ration is an affiliate of the Adviser.

ORGANIZATION

The Fund is a Maryland corporation organized on November 17, 1987. The autho-rized capital stock of the Fund consists solely of 10,000,000,000 shares of Common Stock having a par value of $.001 per share, which may, without share-holder approval, be divided into an unlimited number of series. Such shares are currently divided into 19 series, one underlying each Portfolio. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series on matters, such as the election of Directors, that affect all Portfolios in substantially the same manner. Mary-land law does not require a registered investment company to hold annual meet-ings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Directors. Shares of each Port-folio are freely transferable, are entitled to dividends as determined by the Board of Directors and, in liquidation of the Fund, are entitled to receive the net assets of that Portfolio. Shareholders have no preference, pre-emptive or conversion rights. In accordance with current law, it is anticipated that an insurance company issuing a variable annuity contract or variable life insur-ance policy that participates in the Fund will request voting instructions from contract or policyholders and will vote shares in the separate account in ac-cordance with the voting instructions received.

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, is the Princi-pal Underwriter of shares of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts

02110, acts as Custodian for the securities and cash of the Fund and as its dividend disbursing agent, but plays no part in deciding on the purchase or sale of portfolio securities.

REGISTRAR, DIVIDEND-DISBURSING AGENT AND TRANSFER AGENT

Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, located at 500 Plaza Drive, Secaucus, New Jersey, 07094, acts as the Fund's registrar, dividend-disbursing agent and transfer agent.

PERFORMANCE INFORMATION

From time to time the Fund advertises its "total return." The Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's in-ception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distri-butions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

The Fund's total return is not fixed and will fluctuate in response to pre-vailing market conditions or as a function of the type and quality of the se-curities in the Fund's portfolio and the Fund's expenses. Total return infor-mation is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

Advertisements quoting performance rankings of the Fund as measured by finan-cial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the his-torical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as the Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Mag-azine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

ADDITIONAL INFORMATION

Any shareholder inquiries may be directed to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Prospectus. This Prospectus and the Statement of Additional Information which has been in-corporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.